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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               __________________

                                    FORM 8-K
                               __________________

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of Earlier Event Reported): November 21, 2001

                                   NTELOS Inc.
               (Exact Name of Registrant as Specified in Charter)

         Virginia                        0-16751               54-1443350
(State of Incorporation)      (Commission File Number)       (IRS Employer
                                                          Identification No.)

                                 P. O. Box 1990
                           Waynesboro, Virginia 22980
                    (Address of principal executive offices)

                                 (540) 946-3500
              (Registrant's telephone number, including area code)


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ITEM 5. Other Events.

     In connection with the merger agreement, dated July 24, 2001, between NTELOS Inc. ("NTELOS") and Conestoga Enterprises, Inc., on November 21, 2001, NTELOS issued the press release attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c) Exhibits.

     EXHIBIT     DESCRIPTION
     -------     -----------
      99.1       Press release dated November 21, 2001.
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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              NTELOS Inc.
                              (Registrant)


                              By: /s/ Michael B. Moneymaker
                                  -----------------------------------------
                                  Michael B. Moneymaker
                                  Senior Vice President and Chief Financial
                                  Officer, Treasurer and Secretary


Date: November 21, 2001